ESSEX CORPORATION


                                  Exhibit 99(a)


                          SECURITIES PURCHASE AGREEMENT

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                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of September 7, 2000, by and among Essex Corporation, a Virginia corporation, with headquarters located at 9150 Guilford Road, Columbia, Maryland 21046 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Company has authorized the following new class of its Preferred Stock ("Preferred Stock"): the Company's Series B Convertible Preferred Stock (the "Series B Preferred"), which shall be convertible into shares of the Company's Common Stock, (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Company's Articles of Amendment, in the form attached hereto as Exhibit A (the "Articles of Amendment").

         C. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of 500,000 shares of Series B Preferred (the "Shares") in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers.

         D. The Buyers wish to purchase, on the terms and conditions stated in this Agreement, Warrants to purchase an aggregate of 2,000,000 shares of the Common Stock (the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares"), in accordance with the terms of the form of Warrant attached hereto as Exhibit B (the "Warrants") in the respective amounts set forth each Buyer's name on the Schedule of Buyers.

         E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

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         NOW THEREFORE, the Company and the Buyers hereby agree as follows:

         1.       PURCHASE AND SALE OF SHARES; ISSUANCE OF WARRANTS.
                  -------------------------------------------------

                  (a) Purchase of Shares; Issuance of Warrants. At the Initial Closing or a Subsequent Closing, as defined below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company the respective number of Shares set forth opposite such Buyer's name on the Schedule of Buyers at such Closing at a price of $4.00 per Share. In addition, the Company shall issue and sell to each Buyer at the Initial Closing a Warrant to purchase the number of shares of Common Stock set forth opposite such Buyer's name on the Schedule of Buyers.

                  (b) The Initial Closing. The initial closing of the transaction contemplated hereby (the "Initial Closing") shall take place at the offices of the Company, 9150 Guilford Road, Columbia, Maryland 21046 at 9:00 a.m. on September 15, 2000 or such later date on which the conditions specified in Section 7 below have been satisfied or waived by the Buyers, but in no event later than October 15, 2000. At the Initial Closing, (A) each Buyer shall pay the purchase price to the Company for the Shares to be issued and sold to such Buyer by check or wire transfer, and (B) the Company shall deliver to each Buyer, (1) a stock certificate (collectively, the "Preferred Stock Certificates") representing the number of the Shares which such Buyer is then purchasing hereunder and (2) a Warrant for the number of shares of Common Stock covered by Warrants indicated with respect to such Buyer on the Schedule of Buyers, duly executed on behalf of the Company and registered in the name of such Buyer or its designee. If at the Initial Closing any of the conditions specified in Section 7 below have not been fulfilled, each of the Buyers shall at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

                  (c) Subsequent Closings. Subsequent closings of the transaction contemplated hereby (the "Subsequent Closings") shall be held as shown on the Schedule of Buyers. At each Subsequent Closing, (A) each Buyer shall pay the purchase price to the Company for the Shares to be issued and sold at such Subsequent Closing to such Buyer by check or wire transfer, and (B) the Company shall deliver to each Buyer, a Preferred Stock Certificate representing the number of the Shares which such Buyer is then purchasing hereunder. If, at a Subsequent Closing, a Buyer fails to purchase the full number of Shares to be purchased by it at such Subsequent Closing, and if such Buyer does not thereafter purchase such Shares within 10 days after its receipt of written notice of such failure, such Buyer shall no longer have the right to purchase Shares at Subsequent Closings.

                  (d) Acceleration. If elected by the Company's Board of Directors, including all of the directors appointed by the Buyers, the Company may accelerate the obligation of the Buyers to purchase the Shares they are required to purchase at Subsequent Closings. In such event, the Company shall give at least 10 days written notice to the Buyers of the date, time and place of the accelerated closing, including the number of Shares to be purchased and the aggregate purchase price therefor. At the accelerated closing, (A) each Buyer shall pay the purchase price to the Company for the Shares to be issued and sold at such closing to such Buyer by check or wire transfer, and (B) the Company shall deliver to each Buyer, a Preferred Stock Certificate representing the number of the Shares which such Buyer is then purchasing hereunder.

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                  2.       BUYERS' REPRESENTATIONS AND WARRANTIES.
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                  Each Buyer represents and warrants with respect only to itself that:

                  (a) Investment Purpose. Such Buyer (i) is acquiring the Shares and Warrants being purchased by it, (ii) upon conversion of such Shares, will acquire the Conversion Shares then issuable and (iii) upon exercise of such Warrants, will acquire the Warrant Shares then issuable (the Shares, the Conversion Shares and the Warrant Shares collectively are referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time, provided further, however, that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  (b) Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D under the 1933 Act.

                  (c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                  (d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Sections 3 and 9(l) below.

                  (e) Residency. Such Buyer is purchasing the Securities from its office specified in its address on the Schedule of Buyers.

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         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
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                  The  Company  represents  and  warrants  to each of the Buyers that:

                  (a) Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest which ownership entitles the Company to elect a majority of the board of directors or similar governing body of such entity) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below) or the Articles of Amendment. A complete list of entities in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest is set forth on Schedule 3(a).

                  (b) Authorization;  Enforcement; Validity. The Company has the
requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants, the Registration Rights Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the execution and filing of the Articles of Amendment by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The Articles of Amendment, which shall have been filed prior to the Initial Closing with the Virginia State Corporation Commission, shall thereafter be in full force and effect, enforceable against the Company in accordance with their terms and shall not have been amended.

                  (c) Capitalization. The authorized capital stock of the Company consists of (i) 25,000,000 shares of Common Stock, of which as of the date hereof 4,397,861 shares are issued and outstanding, 1,159,850 shares are reserved for issuance pursuant to the Company's stock option and purchase plans, and 439,868 shares are issuable and reserved for issuance pursuant to securities (other than the Preferred Stock, and stock option and purchase plans) exercisable or exchangeable

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for,  or convertible into,  shares of  Common  Stock, and  (ii) 1,000,000 shares of Preferred Stock, of which as of the date hereof, 2,500 shares are designated as Class A Preferred Stock, all of which is held in the Company's treasury and 500,000 shares are designated as Series B Preferred, none of which are issued or outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(c), (A) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights (arising under Virginia law, the Company's Articles of Incorporation or By-laws or any agreement or instrument to which the Company is a party) or any liens or encumbrances granted or created by the Company; (B) there are no outstanding debt securities issued by the Company;
(C) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (D) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (E) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (F) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (G) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to each Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable or exchangeable for Common Stock and the material rights of the holders thereof in respect thereto.

                  (d) Issuance of Securities. The Shares are duly authorized and, upon issuance at the Closing at which they are issued, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issuance thereof and (iii) entitled to the rights and preferences set forth in the Articles of Amendment. As of the Initial Closing, at least 2,000,000 shares of Common Stock (subject to adjustment as provided in the Articles of Amendment) will have been duly authorized and reserved for issuance upon conversion of the Shares and 2,000,000 shares of Common Stock (subject to adjustment as provided in the Warrants) will have been duly authorized for issuance upon exercise of the Warrants. Upon conversion in accordance with the Articles of Amendment or issuance in accordance with the Warrants, the Conversion Shares and the Warrant Shares, as the case may be, will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

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                  (e) No Conflicts.  The execution,  delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Articles of Amendment and the consummation by the Company
of  the  transactions  contemplated  hereby  and  thereby  (including,   without
limitation, the reservation for issuance and issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Articles of Incorporation or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor its Subsidiaries is in violation of any term of its Articles of Incorporation or its By-laws or their organizational charter or by-laws, respectively. Except as disclosed in
Schedule 3(e), neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except where such violations and defaults would not result, either individually or in the aggregate, in a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect. Except as specifically contemplated by this Agreement, as required under the 1933 Act, or as required by Blue Sky filings, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents or to perform its obligations under the Articles of Amendment in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents of security agencies and all other consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                  (f) SEC Documents; Financial Statements. Since December 31, 1997, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). A complete list of the Company's SEC Documents is set forth on
Schedule 3(f). Except as disclosed on Schedule 3(f), as of the date hereof, the SEC Documents, as they may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, as of the date hereof and as they may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact

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required  to be stated  therein  or  necessary  in order to make the  statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 3(f), as of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Except as disclosed on Schedule 3(f), such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of
unaudited   statements,   to  normal  year-end  audit  adjustments).   No  other
information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d), contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which the Company is a party or by which the Company is bound which has not been previously filed as an exhibit to its reports filed with the SEC under the 1934 Act.

                  (g)  Absence  of  Certain  Changes.  Except  as  disclosed  in
Schedule 3(g) or as disclosed in the Company's Annual Report on Form 10-KSB for the year ended December 26, 1999 or Quarterly Report on Form 10-QSB for the period ending June 25, 2000, since December 26, 1999, there has been no change or development that has had or could reasonably be expected to have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Except as disclosed in Schedule 3(g) or as disclosed in the Company's Quarterly Report on Form 10-QSB for the period ending June 30, 2000, since December 31, 1999, the Company has not declared or paid any dividends, sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or had capital expenditures, individually or in the aggregate, in excess of $250,000.

                  (h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as expressly set forth in Schedule 3(h) or, with respect to the Company and its Subsidiaries, to the extent that such action or threatened action does not set forth potential liability, claims or charges, individually or in the aggregate, in excess of $100,000. Except as set forth in
Schedule 3(h), to the knowledge of the Company none of the directors or officers of the Company have been involved in securities-related litigation during the past five years.

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                  (i)  Acknowledgment  Regarding Buyers' Purchase of Shares. The
Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the Articles of Amendment and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the Articles of Amendment and the transactions contemplated hereby and thereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the Articles of Amendment and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  (j) No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the issuance of the Series B Preferred and Warrants contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly disclosed.

                  (k) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  (l) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance by the Company of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or, except as set forth on Schedule 3(l), any applicable stockholder approval provisions, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the issuance by the Company of any of the Securities under the 1933 Act or, except as set forth on Schedule 3(l), cause the offering of the Securities to be integrated with other offerings.

                  (m) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union which relates to such employee's relationship with the Company, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer, to the best knowledge of the Company and its Subsidiaries, is, or is now expected
to  be,  in  violation  of  any  material  term  of  any  employment   contract,
confidentiality,    disclosure    or    proprietary
information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

                  (n) Intellectual Property Rights. To the best of the Company's knowledge, the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct their respective businesses as now conducted, except where the failure to own or possess such rights would not result, either individually or in the aggregate, in a Material Adverse Effect. Except as set forth on Schedule 3(n), to the best of the Company's knowledge, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement, except where such expiration or termination would not result, either individually or in the aggregate, in a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets or other intellectual property rights of others, or of any development of identical trade secrets or technical information by others and, except as set forth on Schedule 3(n), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding its trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets, or infringement of other intellectual property rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  (o) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

                  (p) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, taken as a whole.

                  (q) Regulatory Permits. Except for Permits (as defined below) the absence of which would not result, either individually or in the aggregate, in a Material Adverse Effect, the Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (the "Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit.

                  (r) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (s) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                  (t) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves for on its books, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  (u)  Transactions  With  Affiliates.  Except  as set  forth on
Schedule 3(u), and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

                  (v) Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Amendment or the laws of the state of its incorporation which is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyers' ownership of the Securities.

                  (w) Rights Agreement.    The   Company   has   not  adopted  a
shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                  (x) No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

         4.       COVENANTS.
                  ---------

                  (a) Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  (b) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for, sale to the Buyers pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers. The Company shall make all other filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States.

                  (c) Reporting Status. Until the date which is one year after the date as of which the Stockholders (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) (the "Reporting Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  (d) Use of Proceeds. The Company will use the proceeds from the sale of the Shares substantially for the development of the optical channelizer and optical CDMA.

                  (e) Financial Information. The Company agrees to send the following to each Stockholder (as that term is defined in the Registration Rights Agreement) during the Reporting Period: (i) within two (2) days after the filing thereof with the SEC, a copy of its Annual Reports on

Form 10-KSB (or 10-K), its Quarterly Reports on Form 10-QSB (or 10-Q), any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, provided that if any such report is not filed with the SEC through EDGAR then the Company shall deliver a copy of such report to each Stockholder by facsimile on the same day it is filed with the SEC; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  (f) Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon conversion of all outstanding Shares and exercise of all Warrants.

                  (g) Listing. The Company shall as soon as practicable secure the listing of all of the Registrable Shares (as defined in the Registration Rights Agreement) upon the Nasdaq Stock Market and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Shares from time to time issuable under the terms of the Transaction Documents and the Articles of Amendment.

                  (h) Filing of Form 8-K. Promptly following the Initial Closing, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the Articles of Amendment and the Registration Rights Agreement, in the form required by the 1934 Act.

                  (i) Meeting of Shareholders. In the event that designees of the Buyers do not at any time comprise a majority of the directors of the Corporation, the Company shall, at the request of the Buyers, convene a meeting of shareholders for the election of directors as soon as possible; provided, however, that this Section 4(i) shall be applicable only so long as Buyers (i) hold Series B Preferred and (b) are not in default beyond the applicable grace and cure provisions in their obligations to make payments on Subsequent Closings under Section 1(c) of this Agreement.

         5.       TRANSFER AGENT INSTRUCTIONS.
                  ---------------------------

                  The Company shall issue irrevocable instructions to its transfer agent in the form attached hereto as Exhibit D (the "Irrevocable Transfer Agent Instructions"), and any subsequent transfer agent, to issue certificates, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Shares or exercise of the Warrants. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If a Buyer provides the Company with an opinion of counsel, in a generally acceptable form (it being stipulated that an opinion of Hale and Dorr LLP shall be acceptable), to the effect that a public sale, assignment or transfer of Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances (including, if requested by the Company, delivering such reasonable assurances to the Company's counsel in connection with such counsel rendering an opinion on the validity of a sale by such Buyer pursuant to Rule 144) that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6.  CONDITIONS  TO THE  COMPANY'S  OBLIGATIONS.  The  obligation of the
Company to issue and sell the Shares to each Buyer is subject to the satisfaction, at or before the date of the Initial Closing, or a Subsequent Closing, as applicable of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (a) As of the Initial Closing, such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                  (b) As of the Initial Closing, the Articles of Amendment shall have been filed with the Virginia State Corporation Commission;

                  (c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Initial Closing and such Subsequent Closings as though made at that time, and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing.

         7. CONDITIONS TO EACH BUYER'S OBLIGATIONS. The obligation of each Buyer hereunder to purchase the Shares from the Company is subject to the satisfaction, at or before the date of the Initial Closing, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                  (a) The Company shall have executed each of the Transaction Documents and delivered the same to such Buyer.

                  (b) The Articles of Amendment shall have been filed with the Virginia State Corporation Commission, and a copy thereof certified by the Virginia State Corporation Commission shall have been delivered to such Buyer.

                  (c) The representations and warranties of the Company shall be true and correct (except that representations and warranties which are not qualified by the terms "material" or "Material Adverse Effect" need only be true and correct in all material respects) as of the date when made and as of the date of the Initial Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the date of Initial Closing. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the date of Initial Closing, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

                  (d) Such Buyer shall have received the opinion of Whiteford, Taylor & Preston L.L.P., dated as of the date of Initial Closing, in a form reasonably acceptable to such Buyer to the effect that:

                           (i) the Company has been duly incorporated and organized and is validly existing and in good standing under the laws of the Commonwealth of Virginia. The Company has the corporate power and authority to carry on its business as now conducted and to enter into and perform its obligations under the Transaction Documents. The Company is duly qualified to do business and is in good standing as a foreign corporation in the State of Maryland.

                           (ii) the issuance, sale and delivery of the Shares and the Warrants by the Company and the issuance and delivery of the Conversion Shares and the Warrant Shares have been duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of the Company. The Shares and the Warrants, when so issued, sold and delivered against payment therefore as contemplated by this Agreement, and the Conversion Shares and the Warrant Shares, when issued upon conversion of the Shares or exercise of the Warrants, will be validly issued, fully paid and non-assessable.

                           (iii) the execution, delivery and performance by the Company of each of the Transaction Documents have been duly authorized by all requisite corporate action, and the Company has duly executed and delivered the Transaction Documents. Each of the Transaction Documents are valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, except as the same may be limited by applicable insolvency laws or equitable considerations, and except that no opinion need be expressed as to the enforceability of provisions requiring indemnification for violations of federal securities laws. The Company's execution and delivery of the Transaction Documents and the Company's performance of its obligations thereunder do not conflict with or result in a violation of the Company's Articles of Incorporation or Bylaws, each as amended to date and presently in effect, or any indenture, lease, agreement or other instrument known to such counsel to which the Company is a party or by which it or its property is bound, or any decree, judgment or order known to such counsel that is binding upon the Company.

                           (iv) except as obtained and in effect at the Initial Closing, no approval, consent or authorization of any governmental authority (other than filings required to be made after such Initial Closing under applicable federal and state securities laws) is required of the Company in connection with the execution of delivery of the Transaction Documents, or the offer, issuance, sale and delivery of the Shares or the other transactions to be consummated pursuant to this Agreement.

                           (v) To the best of such counsel's knowledge, except as set forth in Schedule 3(h) to this Agreement, there is no action, suit or proceeding, or governmental inquiry or investigation, pending or threatened against the Company.

                  (e) The Company shall have executed and delivered to such Buyer the Preferred Stock Certificates (in such denominations as such Buyer shall request) for the Shares being purchased by such Buyer at the Initial Closing and the Warrants being purchased by such Buyer at the Initial Closing.

                  (f) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b) above and in a form reasonably acceptable to such Buyer (the "Resolutions").

                  (g) As of the date of Initial Closing, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Shares and the exercise of the Warrants, at least 4,000,000 shares of Common Stock.

                  (h) The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  (i) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such entity's state of incorporation or organization issued by the Secretary of State of such state of incorporation or organization as of a date within ten days prior to the date of Initial Closing and the Company shall have delivered to such Buyer a certificate evidencing the Company's qualification to do business in Maryland as of a date within ten days prior to the date of Initial Closing.

                  (j) The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Virginia State Corporation Commission as of a date within ten days prior to the date of Initial Closing.

                  (k) The Company shall have delivered to such Buyer a secretary's certificate, dated as of the date of Initial Closing, certifying as to (A) the Resolutions, (B) the Articles of Incorporation and (C) the By-laws, each as in effect at the Initial Closing.

                  (l) The Company shall have  obtained all consents  required in
         connection  with  the  transaction   contemplated  by  the  Transaction
         Documents, including without limitation all requisite consents of security agencies, and shall have delivered copies of such consents to the Buyers.

                  (m) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

                  (n) The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days prior to the date of Initial Closing.

                  (o) The members of the Board of Directors of the Company shall be Leonard Moodispaw, Terry Turpin, Robert Hicks, Frank Manning, Ray Keeler, Harold Hanson, John Hannon, Caroline Pisano and H. Jeffrey Leonard.

                  (p) All of the issued and outstanding capital stock of Veriterre Corporation shall have been assigned to the Company on terms acceptable to the Buyers.

                  (q) The Company shall have entered into Employment Agreements in the form of Exhibit E attached here to with those persons specified by the Buyers.

                  (r) The Company shall have obtained the written consent to the transactions contemplated hereby of those persons specified by the Buyers in a form satisfactory to the Buyer.

                  (s) The Company shall have renegotiated the terms and conditions of its agreement with Rumsey Associates Limited Partnership so that none of the amounts paid to the Company hereunder shall be paid to or for the benefit of Rumsey Associates Limited Partnership and such negotiated terms and conditions are otherwise acceptable to Buyers.

                  (t) The Company shall have delivered to the Buyers such other documents relating to the transactions contemplated by the Transaction Documents as the Buyers or their counsel may reasonably request.

         8. INDEMNIFICATION. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents and the Articles of Amendment, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified

Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim which is (x) brought or made by the Company and (y) is not a shareholder derivative suit) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (iii) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8 shall be the same as those set forth in Section 2 of the Registration Rights Agreement, including, without limitation, those procedures with respect to the settlement of claims and the Company's rights to assume the defense of claims.

         9.       MISCELLANEOUS.
                  -------------

                  (a) Governing Law; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the Commonwealth of Virginia, without giving effect to any choice of law or conflict of law provision or rule. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  (c)  Headings.   The  headings  of  this   Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between each Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Buyers.

                  (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Essex Corporation
                  9150 Guilford Road
                  Columbia, Maryland 21046
                  Telephone:        301-939-7000
                  Facsimile:        301-953-7880
                  Attention:        Leonard E. Moodispaw, President

                  With a copy to:

                  D. Scott Freed, Esq.
                  Whiteford, Taylor & Preston, L.L.P.
                  7 Saint Paul Street
                  Baltimore, Maryland  21202-1626
                  Telephone:        410-347-8700
                  Facsimile:        410-752-7092

                  If to the Transfer Agent:

                  Registrar and Transfer Company
                  10 Commerce Drive
                  Cranford, New Jersey 07016-3572

                  If to a Buyer, to it at the address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares. The Company shall not assign this Agreement or any rights or obligations hereunder including by merger or consolidation without the prior written consent of the Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that the transferee has agreed in writing to be bound by the applicable provisions of this Agreement and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, a Buyer may transfer Shares only to a partner, member, stockholder or affiliate of such Buyer, but a Buyer may transfer freely Conversion Shares or any other securities of the Company a Buyer may hold.

                  (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  (i) Survival. The representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Initial Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  (j) Publicity. The Company and each Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby, such consent not to be unreasonably withheld.

                  (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (l) Brokers; Placement Agent. The Company acknowledges that it has not engaged a broker or placement agent in connection with the sale of the Shares, or the Warrants. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim for brokers', financial advisory or similar fees in connection with such transaction.

                  (m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and the Articles of Amendment and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  (n) Voting of Common Stock by Buyers. Each Buyer agrees that, so long as it holds Series B Preferred which it has the right to vote as provided in Section (c)(B)(4)(a) of the Articles of Amendment, such Buyer shall vote any shares of Common Stock held by it or any of its affiliates on any matter voted on by shareholders of the Company in the same proportions as all other shares of the Common Stock of the Company, excluding any shares of Common Stock held by a Buyer, are voted on such matter. It shall be a condition of any transfer by a Buyer of shares of Common Stock acquired by a Buyer pursuant to conversion of Series B Preferred or exercise of a Warrant (but not shares of Common Stock acquired by the Buyer in the open market), that the transferee agree to be bound by the provisions of this subsection (n) to the same extent as the Buyer.

                  IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                    COMPANY:

                                    ESSEX CORPORATION


                                    By:  /s/ Leonard E. Moodispaw
                                       --------------------------------
                                        Name:      Leonard E. Moodispaw
                                        Title:     President & CEO

                                     BUYERS:

                                     GEF OPTICAL INVESTMENT
                                     COMPANY, LLC


                                     By:  /s/ H. Jeffrey Leonard
                                        -------------------------------
                                         Name:      H. Jeffrey Leonard
                                         Title:     President

                                     NETWORKING VENTURES, L.L.C.


                                     By:  /s/ John G. Hannon
                                        -------------------------------
                                         Name:      John G. Hannon
                                         Title:     Partner


                               SCHEDULE OF BUYERS


                                                                                                      Shares Covered
                          Investor Address        Number of Shares   Number of Shares                       by
Invester Name             and Facsimile Number    (Initial Closing)  Subsequent Closings                 Warrants
--------------            --------------------    -----------------  ---------------------------      --------------
GEF Optical Investment    1225 Eye Street, N.W.       125,000        December 15, 2000:   31,250         1,000,000
Company, LLC              Suite 900                                  March 15, 2001:      31,250
                          Washington, DC 20005                       June 15, 2001:       31,250
                                                                     September 15, 2001:  31,250


Networking Ventures,      8970 Route 108              125,000        December 15, 2000:   31,250         1,000,000
L.L.C.                    Columbia, MD 21045                         March 15, 2001:      31,250
                                                                     June 15, 2001:       31,250
                                                                     September 15, 2001:  31,250


                                                         SCHEDULES

Schedule 3(a)       -      Subsidiaries
Schedule 3(c)       -      Capitalization
Schedule 3(e)       -      Conflicts
Schedule 3(f)       -      SEC Documents
Schedule 3(g)       -      Material Changes
Schedule 3(h)       -      Litigation
Schedule 3(l)       -      Integration
Schedule 3(n)       -      Intellectual Property
Schedule 3(o)       -      Liens
Schedule 3(u)       -      Transactions with Affiliates


                                    EXHIBITS


Exhibit A           -      Form of Articles of Amendment
Exhibit B           -      Form of Warrant
Exhibit C           -      Form of Registration Rights Agreement
Exhibit D           -      Form of Irrevocable Transfer Agent Instructions
Exhibit E           -      Form of Employment Agreement

                                                                 Schedule 3(a)

                                  SUBSIDIARIES



                                      NONE

                                                                 Schedule 3(c)

                                 CAPITALIZATION



    3(c)B     $375,714 of  outstanding 10%  Convertible Debentures  due November
              2000

    3(c)C     1.   125,000 share option to Rumsey Associates Limited Partnership expires December 31, 2004

              2. 75,000 nonqualified stock option to Mr. Leonard E. Moodispaw expires June 8, 2008

              3. 21,500 nonqualified stock option to Mr. Joseph R. Kurry, Jr. expires march 15, 2010

              4. Placement agent warrants convertible into 28,571 shares of common stock which expire November 30, 2000

              5. Debenture holder warrants convertible into 78,400 shares of common stock which expires November 30, 2000

    3(c)D     1.   Obligation to register shares from convertible debentures

              2. Obligation to register shares from option issued to Rumsey Associates Limited Partnership

              3.   Obligation to register debenture holder warrants

              4.   Obligation to register placement agent warrants

    3(c)F     Option  Agreement  with  Rumsey   Associates  Limited  Partnership
              contains anti-dilution provision as to Option Exercise Price.

    3(c)G The Company's Stock Option Plans all contain provisions for issuance of stock appreciation rights.

                                                                 Schedule 3(e)

                                    CONFLICTS



         1. Under the Settlement agreement with Rumsey Associates Limited Partnership dated July 1, 1994 (as amended), the Company is required to make a pro rata payment from the proceeds of this transaction.

                                  SEC DOCUMENTS



      1.    1997 Form 10-KSB/A No. 1 dated September 14, 1998

      2. 1998 Form 10-QSB for the quarterly period ended March 29, 1998 dated August 12, 1998

      3. 1998 Form 10-QSB for the quarterly period ended June 28, 1998 dated August 12, 1998

      4. 1998 Form 10-QSB for the quarterly period ended September 28, 1998 dated October 21, 1998

      5.    Proxy Statement for Annual Meeting of Shareholders dated October 12,
            1998

      6.    1998 Form 10-KSB dated march 25, 1999

      7. 1999 Form 10-QSB for the quarterly period ended March 28, 1999 dated May 12, 1999

      8. 1999 Form 10-QSB for the quarterly period ended June 27, 1999 dated July 23, 1999

      9. 1999 Form 10-QSB for the quarterly period ended September 26, 1999 dated October 14, 1999

      10. Proxy Statement for Annual Meeting of Shareholders dated October 11, 1999

      11.   1999 Form 10-KSB dated March 17, 2000

      12. 2000 From 10-QSB for the quarterly period ended March 26, 2000 dated May 3, 2000

      13. 2000 Form 10-QSB for the quarterly period ended June 25, 2000 dated August 7, 2000

      14. Form S-8 for the 1999, 1998 and 1997 Stock Option and Appreciation Rights Plan dated May 11, 2000

                                                                 Schedule 3(g)

                            MATERIAL ADVERSE CHANGES



                                      NONE

                                                                 Schedule 3(h)

                              ABSENCE OF LITIGATION



                                      NONE

                                                                 Schedule 3(l)

                             NO INTEGRATED OFFERING



                                      NONE

                                                                 Schedule 3(n)

                          INTELLECTUAL PROPERTY RIGHTS



                                      NONE

                                                                 Schedule 3(o)

                                      TITLE



         1. Security interest granted in assets except patents and fixed assets in connection with Assignment and Transfer of Receivable Agreement dated July 30, 1998 with Commerce Funding Corporation

         2. Security Agreement dated December 29, 1995 between Essex Corporation and holders of the 10% Convertible Collateralized Debentures Due November 2000 granting security interest in current assets except: bank lock box cash; accounts receivable; general intangibles including patents and patent applications; and certain fixed assets subject to liens.

                                                                 Schedule 3(u)

                          TRANSACTIONS WITH AFFILIATES


          HarryLetaw, Jr., an employee of Essex Corporation, is the sole owner of VeriTerre Corporation. Essex had a contract to provide professional services to VeriTerre in 1998 and 1999.

                                    Exhibit A

                          Form of Articles of Amendment

                                    Exhibit B

                                 Form of Warrant

                                    Exhibit C

                      Form of Registration Rights Agreement

                                    Exhibit D

                 Form of Irrevocable Transfer Agent Instructions

                                ESSEX CORPORATION

                              September ____, 2000

VIA FACSIMILE

Mr. Nick Giancaspro
Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey  07016-3572



Dear Mr. Giancaspro:

         Reference is made to that certain Securities Purchase Agreement to be entered into by and among Essex Corporation, a Virginia corporation (the "Company"), and Global Environment Strategic Technology Partners, L.P. and Networking Ventures, L.L.C. (collectively, the "Holders") pursuant to which the Company is issuing to the Holders shares of its Series B Convertible Preferred Stock (the "Preferred Shares"), which shall be convertible into shares of the Company's Common Stock (the "Common Stock"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Preferred Shares (the "Conversion Shares") to or upon the order of a Holder from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, as the case may be, in the form attached hereto as Exhibit I. So long as you have previously received (x) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and (y) a copy of such registration statement, then the certificates representing the Conversion Shares shall not bear any legend restricting transfer of the Conversion Shares and should not be subject to any stop-transfer restriction; provided, however, that if you have not previously
received  (i)  written   confirmation   from  counsel  to  the  Company  that  a
registration statement covering resales of the Conversion Shares has been declared effective by the SEC under the 1933 Act, and (ii) a copy of such registration statement, then the certificates for the Conversion Shares shall bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION

         IS NOT  REQUIRED UNDER SAID ACT OR APPLICABLE  STATE SECURITIES LAWS OR
         (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


        A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit II.

         Please be advised that the Holders are relying upon this letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

         Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at 301-953-8833.

                                           Very truly yours,

                                           ESSEX CORPORATION

                                           By: ____________________________

                                           Name: __________________________

                                           Title: _________________________

ACKNOWLEDGED AND AGREED:

Registrar and Transfer Company


By:_________________________________

Title:_______________________________

                                    EXHIBIT I

                                ESSEX CORPORATION

                                CONVERSION NOTICE


         Reference is made to the Articles of Amendment of Essex Corporation for its Series B Convertible Preferred Stock (the "Articles of Amendment"). In accordance with and pursuant to the Articles of Amendment, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, (the "Preferred Shares"), of Essex Corporation, a Virginia corporation (the "Company"), indicated below into shares of Common Stock (the "Common Stock"), of the Company, as of the date specified below.

   Date of Conversion:_________________________________________________________

   Number of Preferred Shares to be converted:_________________________________

   Stock certificate no(s). of Preferred Shares to be converted:_______________

Please confirm the of number of shares of Common Stock to be issued:___________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

   Issue to:_________________________________________________________________

            _________________________________________________________________

   Facsimile Number:_________________________________________________________

   Authorization:____________________________________________________________

                      By:  __________________________________________________

                      Title:  _______________________________________________

   Dated:____________________________________________________________________

   Account Number (if electronic book entry transfer):_______________________

   Transaction Code Number (if electronic book entry transfer):______________

                                   EXHIBIT II

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

Mr. Nick Giancaspro
Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey  07016-3572


Dear Mr.Giancaspro:

         We are  counsel  to Essex  Corporation,  a  Virginia  corporation  (the
"Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the Buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of its Series B Convertible Preferred Stock (the "Preferred Shares"), which shall be convertible into shares of the Company's Class A Common Stock (the "Common Stock"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Shares (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________, ____, the Company filed a Registration Statement on Form S-3 (File No.
333-____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Shares which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [TIME OF EFFECTIVENESS] on [DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                     Very truly yours,

                                                     [Counsel for Company]


cc:      [LIST NAMES OF HOLDERS]

                                    Exhibit E

                          Form of Employment Agreement

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement"), made this 1st day of September, is entered into by Essex Corporation, a Virginia corporation with its principal place of business at 9150 Guilford Road, Columbia, Maryland 21046 (the "Company"), and _______________, residing at______________________ (the
"Employee").

         The Company desires to employ the Employee, and the Employee desires to be employed by the Company. In consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

1. Term of Employment. The Company hereby agrees to employ the Employee, and the Employee hereby accepts employment with the Company, upon the terms set forth in this Agreement, for the period commencing on September 1, 2000 (the "Commencement Date") and ending on August 31, 2002 (such period, as it may be extended, the "Employment Period"), unless sooner terminated in accordance with the provisions of Section 4.

2. Title; Capacity. The Employee shall serve as ____________________ or in such other reasonably comparable position as the Company or its Board of Directors (the "Board") may determine from time to time. The Employee shall be based at the Company's headquarters in Columbia, Maryland, or such place or places in the continental United States as the Board shall determine. The Employee shall be subject to the supervision of, and shall have such authority as is delegated to the Employee by, the Board or such officer of the Company as may be designated by the Board.

         The Employee hereby accepts such employment and agrees to undertake the duties and responsibilities inherent in such position and such other duties and responsibilities as the Board or its designee shall from time to time reasonably assign to the Employee. The Employee agrees to devote his or her entire business time, attention and energies to the business and interests of the Company during the Employment Period. The Employee agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the Company.

3. Compensation and Benefits.

     3.1 Salary. The Company shall pay the Employee, in periodic installments in accordance with the Company's customary payroll practices, an annual base salary of $__________ commencing on September 11, 2000. Such salary shall be subject to adjustment thereafter as determined by the Board.

     3.2 Bonus: The Company shall pay to the Employee , upon execution of this Agreement, a bonus of $ ------. If Employee terminates employment with the Company before 31 August, 2001, for any reason other than death or disability, the bonus must promptly be repaid to Company.

     3.3 Fringe Benefits. The Employee shall be entitled to participate in all bonus and benefit programs that the Company establishes and makes available to its employees, if any, to the extent that Employee's position, tenure, salary, age, health and other qualifications make him or her eligible to participate.

     3.4 Reimbursement of Expenses. The Company shall reimburse the Employee for all reasonable travel, entertainment and other expenses incurred or paid by the Employee in connection with, or related to, the performance of his or her duties, responsibilities or services under this Agreement, in accordance with policies and procedures, and subject to limitations, adopted by the Company from time to time.

     3.5 Withholding. All salary, bonus and other compensation payable to the Employee shall be subject to applicable withholding taxes.

4. Termination of Employment Period. The employment of the Employee by the Company pursuant to this Agreement shall terminate upon the occurrence of any of the following:

     4.1 Expiration of the Employment Period;

     4.2 At the election of the Company, for Cause (as defined below), immediately upon written notice by the Company to the Employee, which notice shall identify the Cause upon which the termination is based. For the purposes of this Section 4.2, "Cause" shall mean (a) a good faith finding by the Company that (i) the Employee has failed to perform his or her reasonably assigned duties for the Company and has failed to remedy such failure within 10 days following written notice from the Company to the Employee notifying him or her of such failure, or (ii) the Employee has engaged in dishonesty, gross negligence or misconduct, or (b) the conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere by the Employee to, any crime involving moral turpitude or any felony;

     4.3 At the election of the Employee, for Good Reason (as defined below), immediately upon written notice by the Employee to the Company, which notice shall identify the Good Reason upon which the termination is based. For the purposes of this Section 4.3, "Good Reason" for termination shall mean (i) a material adverse change in the Employee's authority, duties or compensation without the prior consent of the Employee, (ii) a material breach by the Company of the terms of this Agreement, which breach is not remedied by the Company within 10 days following written notice from the Employee to the Company notifying it of such breach or (iii) the relocation of the Employee's place of work more than 30 miles from the Company's current executive offices.

     4.4 Upon the death or disability of the Employee. As used in this Agreement, the term "disability" shall mean the inability of the Employee, due to a physical or mental disability, for a period of 90 days, whether or not consecutive, during any 360-day period to perform the services contemplated under this Agreement, with or without reasonable accommodation as that term is defined under state or federal law. A determination of disability shall be made by a physician satisfactory to both the Employee and the Company, provided that if the Employee and the Company do not agree on a physician, the Employee and the Company shall each select a physician and these two together shall select a third physician, whose determination as to disability shall be binding on all parties;

     4.5 At the election of either party, upon not less than 30 days prior written notice of termination.

5. Effect of Termination.

     5.1  At-Will  Employment.  If the  Employment  Period  expires  pursuant to
Section 1 hereof, then, unless the Company notifies the Employee to the contrary, the Employee shall continue his or her employment on an at-will basis following the expiration of the Employment Period. Such at-will employment relationship may be terminated by either party at any time and shall not be governed by the terms of this Agreement.

     5.2 Payments Upon Termination.

     (a) In the event the Employee's employment is terminated the Company shall pay to the Employee the compensation and benefits otherwise payable to him or her under Section 3 through the last day of his or her actual employment by the Company and such other payments as provided in the written policy of Company.

     5.3 Survival. The provisions of Sections 6 and 7 shall survive the termination of this Agreement.

6. Non-Competition and Non-Solicitation.

     6.1 Restricted Activities. During the period of the Employee's employment with the Company and for a period of twelve (12) months after the termination or expiration thereof, the Employee will not directly or indirectly (i) within North America, as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly-held company), engage in the business of developing, producing, marketing, furnishing or selling opto-electronic products or services of the kind or type used, acquired, developed or being developed, produced, marketed, furnished or sold by the Company while the Employee was employed by the Company; or (ii) recruit, solicit or induce, or attempt to induce, any employee or employees of the Company to terminate their employment with, or otherwise cease their relationship with, the Company; or (iii) solicit, divert or take away, or attempt to divert or take away, the business or patronage (with respect to products or services of the kind or type developed, produced, marketed, furnished or sold by the Company) of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company which were contacted, solicited or served by the Employee while employed by the Company.

     6.2 Interpretation. If any restriction set forth in this Section 6 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

     6.3 Equitable Remedies. The restrictions contained in this Section 6 are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Section 6 is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, the Employee agrees that the Company, in addition to such other remedies which may be available, shall be entitled to specific performance and other injunctive relief.

7. Proprietary Information and Developments.

     7.1 Proprietary Information.

     (a) The Employee agrees that all information, whether or not in writing, of a private, secret or confidential nature concerning the Company's business, business relationships or financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, customer and supplier lists, and contacts at or knowledge of customers or prospective customers of the Company. The Employee will not disclose any Proprietary Information to any person or entity other than employees of the Company or use the same for any purposes (other than in the performance of his or her duties as an employee of the Company) without written approval by an officer of the Company, either during or after his or her employment with the Company, unless and until such Proprietary Information has become public knowledge without fault by the Employee.

     (b) The Employee agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Employee or others, which shall come into his or her custody or possession, shall be and are the exclusive property of the Company to be used by the Employee only in the performance of his or her duties for the Company. All such materials or copies thereof and all tangible property of the Company in the custody or possession of the Employee shall be delivered to the Company, upon the earlier of (i) a request by the Company or (ii) termination of his or her employment. After such delivery, the Employee shall not retain any such materials or copies thereof or any such tangible property.

     (c) The Employee agrees that his or her obligation not to disclose or to use information and materials of the types set forth in paragraphs (a) and (b) above, and his or her obligation to return materials and tangible property, set forth in paragraph (b) above, also extends to such types of information, materials and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Employee.

     7.2 Developments.

     (a) The Employee will make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by him or her or under his or her direction or jointly with others during his or her employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

     (b) The Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his or her right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. However, this paragraph (b) shall not apply to Developments which do not relate to the present or planned business or research and development of the Company and which are made and conceived by the Employee not during normal working hours, not on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information. The Employee understands that, to the extent this Agreement shall be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, this paragraph (b) shall be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes. The Employee also hereby waives all claims to moral rights in any Developments.

     (c) The Employee agrees to cooperate fully with the Company, both during and after his or her employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights, patents and other intellectual property rights (both in the United States and foreign countries) relating to Developments. The Employee shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development. The Employee further agrees that if the Company is unable, after reasonable effort, to secure the signature of the Employee on any such papers, any officer of the Company shall be entitled to execute any such papers as the agent and the attorney-in-fact of the Employee, and the Employee hereby irrevocably designates and appoints each officer of the Company as his or her agent and attorney-in-fact to execute any such papers on his or her behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Development, under the conditions described in this sentence.

     7.3 United States Government Obligations. The Employee acknowledges that the Company from time to time may have agreements with other parties or with the United States Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. The Employee agrees to be bound by all such obligations and restrictions which are made known to the Employee and to take all appropriate action necessary to discharge the obligations of the Company under such agreements.

     7.4 Equitable Remedies. The restrictions contained in this Section 7 are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Section 7 is likely to cause the Company substantial and irrevocable damage which is difficult to measure. Therefore, in the event of any such breach, the Employee agrees that the Company, in addition to such other remedies which may be available, shall have the right to obtain an injunction from a court restraining such a breach or threatened breach and the right to specific performance of the provisions of this Section 7.

8. Other Agreements. The Employee represents that his or her performance of all the terms of this Agreement and the performance of his or her duties as an employee of the Company do not and will not breach any agreement with any prior employer or other party to which the Employee is a party (including without limitation any nondisclosure or non-competition agreement). Any agreement to which the Employee is a party with any prior employer or relating to nondisclosure, non-competition or no-solicitation of employees or customers is listed on Schedule A attached hereto.

9. Miscellaneous.

     9.1 Notices. Any notices delivered under this Agreement shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next-business day delivery via a reputable nationwide overnight courier service, in each case to the address of the recipient set forth in the introductory paragraph hereto. Either party may change the address to which notices are to be delivered by giving notice of such change to the other party in the manner set forth in this Section 9.1.

     9.2 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

     9.3 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

     9.4 Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

     9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland. Any action, suit or other legal matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the State of Maryland (or, if appropriate, a federal court located within Maryland), and the Company and the Employee each consents to the jurisdiction of such a court. The Company and the Employee each hereby irrevocably waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement.

     9.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business, provided, however, that the obligations of the Employee are personal and shall not be assigned by him or her.

     9.7 Waivers. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

     9.8 Captions. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

     9.9 Severability. In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

         THE EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

                                    ESSEX CORPORATION

                                    By:__________________________________

                                    Title:_______________________________

                                    EMPLOYEE

                                    Signature: __________________________

                                    _____________________________________
                                    Printed Name of Employee

                                   SCHEDULE A

                                Prior Agreements

                                ESSEX CORPORATION

                                 Exhibit 99 (b)


                          REGISTRATION RIGHTS AGREEMENT

                                ESSEX CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

         This Agreement dated as of September 7, 2000 is entered into by and among Essex Corporation, a Virginia corporation (the "Company"), and the individuals and entities listed on Exhibit A attached hereto (the "Purchasers").

                                    Recitals

         WHEREAS, the Company and the Purchasers have entered into a Securities Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.       Certain Definitions.
         -------------------

         As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Common Stock" means the common stock of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Initiating Holders" means the Stockholders initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

                  "Other Holders" shall mean holders of securities of the Company (other than the Stockholders) who are entitled, by contract with the Company, to have securities included in a Registration Statement.

                  "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "Registration   Expenses"  means  the  expenses  described  in
Section 2.4.

                  "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) the shares of Common Stock issued or issuable upon exercise of the Warrants issued pursuant to the Purchase Agreement and (iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of
Section 3 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Selling Stockholder" means any Stockholder owning Registrable Shares included in a Registration Statement.

                  "Shares" shall mean the Preferred Stock sold under the Purchase Agreement.

                  "Stockholders"   means  the  Purchasers  and  any  persons  or
entities to whom the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 3 hereof.

2.       Registration Rights

2.1      Required Registrations.
         ----------------------

     (a) At any time after June 30, 2001, a Stockholder or Stockholders holding in the aggregate at least 51% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate value of at least $1,000,000 (based on the then current market price or fair value).

     (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 51% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $1,000,000 (based on the then current public market price).

     (c) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2.1(d) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register (provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form)).

     (d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein. If the managing underwriter determines that the marketing factors require a limitation of the number of shares to be underwritten, the number of Registrable Shares to be included in a Registration Statement filed pursuant to this Section 2.1, shall be reduced pro rata among the requesting Stockholders based on the quotient of (1) the total Registrable Shares to be included in the Registration Statement, divided by (2) the total number of Registrable Shares that requested registration.

     (e) The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld.

     (f) The Company shall not be required to effect more than two registrations pursuant to Section 2.1(a). In addition, the Company shall not be required to effect any registration on Form S-3 or any successor form relating to secondary offerings more than once in any twelve-month period. For purposes of this
Section 2.1(f), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4). For purposes of this Section 2.1(f), a Registration Statement shall not be counted if, as a result of an exercise of the underwriter's cut-back provisions, less than 50% of the total number of Registrable Shares that Stockholders have requested to be included in such Registration Statement are so included.

     (g) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

2.2      Incidental Registration.
         -----------------------

     (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

     (b) If the  registration  for which the Company  gives  notice  pursuant to
Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company, provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of
Stockholders materially greater than the obligations of the Stockholders pursuant to Section 2.5. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than Stockholders and Other Holders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(a), provided that the number of Registrable Shares permitted to be included therein shall in any event be at least 50% of the securities included therein that are not being sold for the account of the Company (based on aggregate market values). If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

2.3      Registration Procedures.
         -----------------------

     (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

          (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

          (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for six months from the effective date or such lesser period until all such Registrable Shares are sold;

          (iii) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

          (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

          (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

          (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

          (vii)   promptly  make   available  for   inspection  by  the  Selling
     Stockholders, any managing underwriter participating in any disposition pursuant to such

     Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

          (viii) as expeditiously as possible, notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

          (ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

     (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

     (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under
Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

2.5      Indemnification and Contribution.
         --------------------------------

     (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

     (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

     (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling

Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.5, (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (b) the
Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

2.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

2.8 "Stand-Off" Agreement; Confidentiality of Notices. Each Stockholder, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 90 days following the effective date of a Registration Statement; provided, that all stockholders of the Company then holding at least 5% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements.

         The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 90-day period.

         Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

2.9 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Stockholders holding at least 51% of the Registrable Shares then held by all Stockholders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless (a) such rights to include securities in a registration initiated by the Company or by Stockholders are not more favorable than the rights granted to Other Holders under Section 2.2 of this Agreement, and (b) no rights are granted to initiate a registration, other than registration pursuant to a registration statement on Form S-3 (or its successor) in which Stockholders are entitled to include Registrable Shares on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by Stockholders and such holders.

2.10 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

     (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

2.11 Termination. All of the Company's obligations to register Registrable Shares under Sections 2.1 and 2.2 of this Agreement shall terminate five years after the date of this Agreement.

3. Transfers of Rights. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any partner, member, stockholder or affiliate of such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby.

4.       General.
         -------

     (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia (without reference to the conflicts of law provisions thereof).

     (d) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to the Company, at 9150 Guilford Road, Columbia, MD 21046,Attention:
President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Whiteford, Taylor & Preston, L.L.P., 7 Saint Paul Street, Baltimore, Maryland 21202-1626, Attention:
D. Scott Freed; or

         If to a Purchaser, at his or its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Hale and Dorr LLP, 11951 Freedom Drive, Reston, VA 20190, Attention: William F. Winslow.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

     (e) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     (f) Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 51% of the Registrable Shares held by all of the Stockholders. Notwithstanding the foregoing, this Agreement may be amended or terminated, and any right hereunder may be waived with respect to all parties to this Agreement with the consent of the holders of less than all Registrable Shares only in a manner which applies to all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 4(f) shall be binding on all parties hereto, even if they do not execute such consent and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     (g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     (h) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

     (i) Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

         Executed as of the date first written above.

                                 COMPANY:

                                ESSEX CORPORATION

                                 By:  /s/ Leonard E. Moodispaw
                                      -----------------------------
                                 Name:  Leonard E. Moodispaw
                                       -----------------------
                                 Title:  President and CEO
                                        ----------------------
                                   PURCHASERS:

                                 GEF OPTICAL INVESTMENT COMPANY, LLC


                                 By:  /s/ H. Jeffrey Leonard
                                      ----------------------
                                      Name:   H. Jeffrey Leonard
                                      Title:  President

                                 NETWORKING VENTURES, L.L.C.


                                 By:  /s/ John G. Hannon
                                      ------------------
                                       Name:  John G. Hannon
                                       Title: Partner

                                                                       Exhibit A

                                   Purchasers

Name and Address
----------------
GEF Optical Investment Company, LLC
1225 Eye Street, N.W., Suite 900
Washington, DC 20005

Networking Ventures, L.L.C.
8970 Route 108
Suite B
Columbia, MD 21045

                                ESSEX CORPORATION


                                 Exhibit 99 (c)


                         COMMON STOCK PURCHASE WARRANTS

           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT

Warrant No. 1                                      Number of Shares: 1,000,000
                                                       (subject to adjustment)
Date of Issuance: September 12, 2000

                                ESSEX CORPORATION

                          Common Stock Purchase Warrant

                         (Void after September 12, 2005)

         Essex Corporation, a Virginia corporation (the "Company"), for value received, hereby certifies that GEF Optical Investment Company, LLC, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Eastern time) on September 12, 2005, 1,000,000 shares of Common Stock, of the Company, at a purchase price of $.001 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

1.       Exercise.
         --------

     (a) Subject to subsection 1(c) below, this Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

     (b) Subject to subsection 1(c) below, the Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock (as defined below) averaged over the five trading days immediately preceding the Exercise Date (as defined in subsection 1(d) below) over the Purchase Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Purchase Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock averaged over the five trading days immediately preceding the Exercise Date. The Fair Market Value per share of Common Stock shall be determined as follows:

     (i) If the Common Stock is listed on a national securities exchange, Nasdaq Stock Market, OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

     (ii) If the Common Stock is not listed on a national securities exchange, Nasdaq Stock Market, OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

     (c) This Warrant shall be exercisable only to the extent set forth in this subsection 1(c):

     (i) If the Fair Market Value of the Common Stock (determined as provided in subsection 1(b)(i) above), for five consecutive trading days, with aggregate volume on the market on which the Common Stock is traded for such five consecutive trading days of at least 100,000 shares, exceeds the amount set forth below under the heading "Share Price" (adjusted for stock splits, stock dividends and similar recapitalizations), this Warrant shall immediately be exercisable to purchase the number of Warrant Shares set forth below under the heading "Cumulative Shares Exercisable:"


          Share Price                    Cumulative Shares Exercisable
          -----------                    -----------------------------
          $10                              250,000
          $12                              375,000
          $14                              500,000
          $16                              625,000
          $18                              750,000
          $20                            1,000,000

     (ii) In addition, this Warrant shall be exercisable to purchase all of the Warrant Shares covered by this Warrant immediately prior to the closing of (A) a sale of securities by the Company by means of a private placement or pursuant to a registration statement, which results in gross proceeds to the Company of at least $10,000,000 and which values the Company immediately prior to such sale of securities at $50,000,000 or more, (B) any sale of all or substantially all of the assets of the Company, or (C) any merger, consolidation, sale of stock or other transaction or series of related transactions in which the holders of capital stock of the Company before the transaction no longer hold at least 50% of the capital stock of the Company after the transaction.

     (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

     (e) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

     (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

     (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

2.       Adjustments.
         -----------

     (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

        (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

        (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

     (c) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

     (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

     (e) Adjustment for Mergers or Reorganizations, etc. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. In such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

     (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

4.       Requirements for Transfer.
         -------------------------

     (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company (it being stipulated that an opinion of Hale and Dorr LLP shall be satisfactory), to the effect that such sale or transfer is exempt from the registration requirements of the Act.

     (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder to a party specified in Section 10(b) below, or (ii) a transfer made in accordance with Rule 144 under the Act.

     (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                 "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

         The   foregoing   legend  shall  be  removed   from  the   certificates
representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

5. No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6.       Notices of Record Date, etc.  In the event:
         ----------------------------

     (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

     (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

     (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

8. Exchange of Warrants. Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity
agreement  (with  surety  if  reasonably   required)  in  an  amount  reasonably
satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10.      Transfers, etc.

     (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

     (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, to any partner, member, stockholder or affiliate of the holder, and any such transferee shall have the rights of the Registered Holder to the extent of the portion of this Warrant so transferred. Such transfer shall be effective upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company. Nothing contained in this Section 10 shall limit the transferability of the Warrant Shares.

     (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

12. No Rights as Shareholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a shareholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

13. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

14. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

15. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia (without reference to the conflicts of law provisions thereof).

         EXECUTED as of the Date of Issuance indicated above.

                                                 ESSEX CORPORATION

                                                 By: /s/ Leonard E. Moodispaw
                                                     --------------------------
[Corporate Seal]                                 Title: President & CEO
                                                        ---------------

ATTEST:

/s/ Sarah E. Roberts
--------------------

                                                                       EXHIBIT I

                                  PURCHASE FORM

To:_________________                                        Dated:____________

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. 1), hereby irrevocably elects to purchase (check applicable box):

         0        _____ shares of the Common Stock covered by such Warrant; or

         0 the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

         The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________. Such payment takes the form of (check applicable box or boxes):

         0        $______ in lawful money of the United States; and/or

         0 the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

         0 the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

                                            Signature: _______________________

                                            Address:   _______________________

                                                       _______________________

                                                                    EXHIBIT II

                                 ASSIGNMENT FORM

         FOR  VALUE  RECEIVED,  ________________________________________  hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. 1) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                  Address                         No. of Shares
----------------                  -------                         -------------



Dated:_____________________          Signature:________________________________

Signature Guaranteed:

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT

Warrant No. 2                                      Number of Shares: 1,000,000
                                                       (subject to adjustment)
Date of Issuance: September 12, 2000

                                ESSEX CORPORATION

                          Common Stock Purchase Warrant

                         (Void after September 12, 2005)

         Essex Corporation, a Virginia corporation (the "Company"), for value received, hereby certifies that Networking Ventures, L.L.C., or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Eastern time) on September 12, 2005, 1,000,000 shares of Common Stock, of the Company, at a purchase price of $.001 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

1.       Exercise.
         --------

     (a) Subject to subsection 1(c) below, this Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

     (b) Subject to subsection 1(c) below, the Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock (as defined below) averaged over the five trading days immediately preceding the Exercise Date (as defined in subsection 1(d) below) over the Purchase Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Purchase Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock averaged over the five trading days immediately preceding the Exercise Date. The Fair Market Value per share of Common Stock shall be determined as follows:

     (i) If the Common Stock is listed on a national securities exchange, Nasdaq Stock Market, OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

     (ii) If the Common Stock is not listed on a national securities exchange, Nasdaq Stock Market, OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

     (c) This Warrant shall be exercisable only to the extent set forth in this subsection 1(c):

     (i) If the Fair Market Value of the Common Stock (determined as provided in subsection 1(b)(i) above), for five consecutive trading days, with aggregate volume on the market on which the Common Stock is traded for such five consecutive trading days of at least 100,000 shares, exceeds the amount set forth below under the heading "Share Price" (adjusted for stock splits, stock dividends and similar recapitalizations), this Warrant shall immediately be exercisable to purchase the number of Warrant Shares set forth below under the heading "Cumulative Shares Exercisable:"


          Share Price                    Cumulative Shares Exercisable
          -----------                    -----------------------------
          $10                              250,000
          $12                              375,000
          $14                              500,000
          $16                              625,000
          $18                              750,000
          $20                            1,000,000


     (ii) In addition, this Warrant shall be exercisable to purchase all of the Warrant Shares covered by this Warrant immediately prior to the closing of (A) a sale of securities by the Company by means of a private placement or pursuant to a registration statement, which results in gross proceeds to the Company of at least $10,000,000 and which values the Company immediately prior to such sale of securities at $50,000,000 or more, (B) any sale of all or substantially all of the assets of the Company, or (C) any merger, consolidation, sale of stock or other transaction or series of related transactions in which the holders of capital stock of the Company before the transaction no longer hold at least 50% of the capital stock of the Company after the transaction.

     (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

     (e) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

     (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

     (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

2.       Adjustments.
         -----------

     (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

        (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

        (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

     (c) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

     (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

     (e) Adjustment for Mergers or Reorganizations, etc. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. In such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

     (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

4.       Requirements for Transfer.
         -------------------------

     (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company (it being stipulated that an opinion of Hale and Dorr LLP shall be satisfactory), to the effect that such sale or transfer is exempt from the registration requirements of the Act.

     (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder to a party specified in Section 10(b) below, or (ii) a transfer made in accordance with Rule 144 under the Act.

     (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                 "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

         The   foregoing   legend  shall  be  removed   from  the   certificates
representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

5. No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6.       Notices of Record Date, etc.  In the event:
         ----------------------------

     (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

     (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

     (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

8. Exchange of Warrants. Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity
agreement  (with  surety  if  reasonably   required)  in  an  amount  reasonably
satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10.      Transfers, etc.

     (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

     (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, to any partner, member, stockholder or affiliate of the holder, and any such transferee shall have the rights of the Registered Holder to the extent of the portion of this Warrant so transferred. Such transfer shall be effective upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company. Nothing contained in this Section 10 shall limit the transferability of the Warrant Shares.

     (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

12. No Rights as Shareholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a shareholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

13. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

14. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

15. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia (without reference to the conflicts of law provisions thereof).

         EXECUTED as of the Date of Issuance indicated above.

                                                 ESSEX CORPORATION

                                                 By: /s/ Leonard E. Moodispaw
                                                     --------------------------
[Corporate Seal]                                 Title: President & CEO
                                                        ---------------

ATTEST:

/s/ Sarah E. Roberts
--------------------

                                                                       EXHIBIT I

                                  PURCHASE FORM

To:_________________                                        Dated:____________

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. 1), hereby irrevocably elects to purchase (check applicable box):

         0        _____ shares of the Common Stock covered by such Warrant; or

         0 the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

         The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________. Such payment takes the form of (check applicable box or boxes):

         0        $______ in lawful money of the United States; and/or

         0 the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

         0 the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

                                            Signature: _______________________

                                            Address:   _______________________

                                                       _______________________

                                                                    EXHIBIT II

                                 ASSIGNMENT FORM

         FOR  VALUE  RECEIVED,  ________________________________________  hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. 1) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                  Address                         No. of Shares
----------------                  -------                         -------------



Dated:_____________________          Signature:________________________________

Signature Guaranteed:

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                ESSEX CORPORATION


                                 Exhibit 99 (d)


                              ARTICLES OF AMENDMENT

                              ARTICLES OF AMENDMENT
                                       OF
                                ESSEX CORPORATION


To the State Corporation Commission
Commonwealth of Virginia


         The following Articles of Amendment are hereby submitted pursuant to the provisions of the Virginia Stock Corporation Act on behalf of the corporation hereinafter named.

         I. The name of the corporation (hereinafter referred to as the "Corporation") is Essex Corporation.

         II. Article (c) of the Articles of Incorporation of the Corporation is hereby amended to designate a new series of the Corporation's Preferred Stock to be known as "Series B Convertible Preferred Stock" by adding the following as new Section (c)(B):

                  (c)(B) Series B Convertible Preferred Stock. Five Hundred Thousand (500,000) shares of Preferred Stock of the Corporation are hereby designated as Series B Convertible Preferred Stock ("Series B Preferred"). The preferences, privileges and relative rights relating to the Series B Preferred are as follows:

                          1.     Dividend Provisions.  The Corporation shall not
declare or pay any distributions on shares of Common Stock (other than a distribution described in Section 3(d)(i) below) until the holders of the Series B Preferred then outstanding shall have first received, or simultaneously receive, out of any assets legally available therefor a distribution on each outstanding share of Series B Preferred in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or other distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series B Preferred is then convertible. Such dividends shall not be cumulative.

                          2.     Liquidation.  In the event of any  liquidation,
dissolution or winding up of the Corporation, either voluntary or involuntary, the assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock and Series B Preferred pro rata based on the number of shares of Common Stock held by each such holder or into which such holder's shares of Series B Preferred are then convertible.

                          3.     Conversion.   The holders of Series B Preferred
shall have conversion rights as follows (the "Conversion Rights"):

                                 (a)  Right to Convert. Subject to Section 3(c),
each share of Series B Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into four (4) fully paid and nonassessable shares of Common Stock (the "Series B Conversion Rate"). The Series B Conversion Rate shall be subject to adjustment as set forth in Section 3(d).

                                 (b)  Automatic Conversion. Each share of Series
B Preferred shall automatically be converted into shares of Common Stock at the Series B Conversion Rate at the time in effect for such share on the second anniversary of the filing of these Articles of Amendment with the Virginia State Corporation Commission.

                                 (c)  Mechanics of Conversion. Before any holder
of Series B Preferred shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such series of Series B Preferred, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, immediately thereafter, issue and deliver at such office to such holder of Series B Preferred, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an acquisition or an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering such Series B Preferred for conversion, be conditioned upon the closing of such acquisition or the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Series B Preferred shall not be deemed to have converted such Series B Preferred until immediately prior to the closing of such acquisition or such sale of securities.

                                 (d)  Conversion Rate  Adjustments  of  Series B
Preferred for Certain Splits and Combinations. The Series B Conversion Rate shall be subject to adjustment from time to time as follows:

                                      (i)    Stock Splits and Dividends.  In the
event the Corporation should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Series B Conversion Rate shall be appropriately adjusted so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and the number of shares issuable with respect to such Common Stock Equivalents.

                                      (ii)   Reverse Stock Splits. If the number
of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Series B Conversion Rate for each share of Series B Preferred shall be appropriately adjusted so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

                                      (e)    Other Distributions.   In the event
the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights then, in each such case for the purpose of this Section 3(e), the holders of Series B Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series B Preferred are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                                      (f)    Mergers, etc.   If, at  any time or
from time to time, there shall be a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person and entity, then as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holder of the Series B Preferred shall thereafter be entitled to receive upon conversion of the Series B Preferred, the number of shares of capital stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which the holder of shares of Common Stock deliverable upon conversion would have been entitled on such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this section with respect to the rights of the holders of the Series B Preferred after the reorganization, merger, consolidation or sale to the end that the provisions of this section (including adjustment of the Series B Conversion Rate then in effect and the number of shares of Common Stock receivable upon conversion of the Series B Preferred) shall be applicable after that event as nearly equivalent hereto as may be practicable.

                                      (g)    Recapitalizations.   If at any time
or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or other transaction provided for elsewhere in this Section 3) provision shall be made so that the holders of the Series B Preferred shall thereafter be entitled to receive upon conversion of such Series B Preferred the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of such Series B Preferred after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Series B Conversion Rate then in effect and the number of shares purchasable upon conversion of such Series B Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

                                      (h)    No Impairment. The Corporation will
not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series B Preferred against impairment.

                                      (i)   No Fractional Shares and Certificate
as to Adjustments.

                                            (i)    No fractional shares shall be
issued upon the conversion of any share or shares of the Series B Preferred, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. The number of shares issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                                            (ii)   Upon  the  occurrence of each
adjustment  or  readjustment  of the Series B Conversion  Rate  pursuant to this
Section 3, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of shares of a series of Series B Preferred, furnish or cause to be furnished to such holder a like certificate setting forth
(A) such adjustment and readjustment,  (B) the new Series B Conversion Rate, and
(C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B Preferred.

                                      (j)    Notices of Record Date.     In  the
event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall send to each holder of Series B Preferred, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                                      (k)    Reservation  of Stock Issuable Upon
Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of such Series B Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred, in addition to such other remedies as shall be available to the holder of such Series B Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Corporation's Articles of Incorporation.

                                      (l)    Notices. Any notice required by the
provisions of this Section 3 to be given to the holders of shares of Series B Preferred shall be deemed given if delivered to such shareholder by a nationally recognized overnight delivery service at his address appearing on the books of the Corporation.

                          4.     Voting Rights.

                                 (a)  Except  as  provided in   Section  4(b) or
Section 4(c) below, the holders of record of shares of Series B Preferred shall be entitled to such number of votes for each share of Series B Preferred standing in each such person's name on the stock transfer records of the Corporation as shall be necessary to entitle the holders of all shares of Series B Preferred to vote, in the aggregate, 51% of the total voting power of all holders of all capital stock of the Corporation. Promptly following the fixing of a record date for each annual or special meeting of shareholders or prior to the taking of any action by written consent, the Board of Directors of the Corporation (the "Board") shall determine the number of votes per share of Series B Preferred that each holder of record of Series B Preferred shall be entitled to cast to implement the foregoing voting provisions. The determination of such number of votes by the Board shall be final and shall be set forth in the notice of such meeting of shareholders or notice of consent delivered to the holders of capital stock of the Corporation.

                                 (b)  Notwithstanding  the provisions of Section
4(a) above, on any matter set forth in clauses (i) or (ii) below submitted for consideration or action by the shareholders at any meeting of shareholders (or by written consent of shareholders in lieu of meeting) each holder of record of shares of Series B Preferred shall be entitled to one vote for each share of Common Stock into which such holder's shares of Series B Preferred are convertible as of the record date for determining shareholders entitled to vote on such matter:

                                      (i)    any  sale  of  all or substantially
all of the assets of the Corporation which values the Corporation at less than $50,000,000; or

                                      (ii)   any merger (other  than a merger in
which the holders of capital stock of the Corporation before the transaction continue to hold more than 50% of the capital stock of the Corporation after the transaction) or consolidation to which the Corporation is a party which values the Corporation at less than $50,000,000.

         Insofar as the consideration paid in a sale of assets, merger or consolidation referenced in clause (i) or (ii) above consists of property other than cash, the value of the Corporation shall be computed based on the fair market value of such property as of the applicable record date. In the event any consideration in such transaction is to be paid on a deferred basis, such consideration shall be valued on a present value basis, applying a discount factor of 8%. Any dispute concerning valuation of the Corporation shall be resolved by an investment banking firm selected by the Board.

                                      (c)    Notwithstanding  the  provisions of
Section 4(a) above, each holder of record of shares of Series B Preferred shall be entitled to one vote for each share of Common Stock into which such holder's shares of Series B Preferred are convertible at such time as the holders of Series B Preferred default beyond applicable grace and cure periods on any obligation they have to purchase Series B Preferred after the date of these Articles of Amendment.

         III.     The capital stock of the Corporation shall have no par value.

         IV. The date of adoption of the amendments herein was September 6 , 2000. Such amendments were duly adopted by the Board of Directors of the Corporation at a meeting held on September 6 , 2000, pursuant to the provisions of the Virginia Stock Corporation Act. The foregoing amendments do not require shareholder approval.

         IN WITNESS WHEREOF, Essex Corporation has caused these Articles of Amendment to be executed by its President and attested to by its Secretary as of this 7th day of September, 2000.


                                            ESSEX CORPORATION



                                            By:  /s/ Leonard E. Moodispaw
                                                 ------------------------
                                                              , President

ATTEST:


/s/ Kimberly J. DeChello
------------------------
             , Secretary